GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2025

Delivers 95.0% Combined Ratio and
Returns $5 million to Shareholders Through Buybacks

GRAND CAYMAN, Cayman Islands – August 4, 2025 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the second quarter and six months ended June 30, 2025.

Second Quarter 2025 Highlights (all comparisons are to second quarter 2024 unless noted otherwise):

•Gross premiums written increased 6.3% to $179.6 million;
•Net premiums earned increased 2.0% to $161.6 million;
•Net underwriting income of $8.1 million, compared to $0.3 million;
•Combined ratio of 95.0%, compared to 99.9%;
•Total investment loss of $7.8 million, compared to total investment income of $15.3 million;
•Net income of $0.3 million, or $0.01 per diluted ordinary share, compared to $8.0 million, or $0.23 per diluted ordinary share;
•Repurchased $5.0 million of shares at an average cost of $13.99 per share; and
•Fully diluted book value per share increased 0.5% to $18.97, from $18.87 at March 31, 2025.

Six Months Ended June 30, 2025 Highlights (all comparisons are to same period in 2024):

•Gross premiums written increased 10.7% to $427.6 million;
•Net premiums earned increased 3.2% to $330.1 million;
•Net underwriting income of $0.3 million compared to $3.7 million;
•Combined ratio of 99.9%, compared to 98.9%;
•Total investment income of $32.7 million, compared to $46.7 million;
•Net income of $30.0 million, or $0.87 per diluted ordinary share, compared to $35.0 million, or $1.01 per diluted ordinary share; and
•Fully diluted book value per share increased 5.7% to $18.97, from $17.65 at December 31, 2024.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “We are pleased with our second quarter 2025 underwriting results, which reflect the strength and discipline of our portfolio, and we believe our book is well positioned for a strong second half of the year. We remain committed to creating long-term value for shareholders, as demonstrated by our ongoing capital management strategy and focus on operational performance.”

David Einhorn, Chairman of the Board of Directors, said, “The Solasglas investment portfolio lost 4.0% during a difficult quarter. We continue to have a defensive stance, with a nearly flat net exposure, and our long investments failed to keep up with a strongly rising market. Despite this, our strong underwriting result and share buyback allowed us to increase our fully diluted book value per share.”

Greenlight Capital Re, Ltd. Second Quarter 2025 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Tuesday, August 5, 2025, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1727215&tp_key=d849de3f16

A telephone replay will be available following the call through August 11, 2025. The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13754849. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

###

Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Karin Daly
Vice President, The Equity Group Inc.
(212) 836-9623
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	June 30, 2025	December 31, 2024
	(Unaudited)
Assets
Investments
Investment in related party investment fund, at fair value	$461,265	$387,144
Other investments	76,036	73,160
Total investments	537,301	460,304
Cash and cash equivalents	82,362	64,685
Restricted cash and cash equivalents	576,698	584,402
Reinsurance balances receivable (net of allowance for expected credit losses)	755,296	704,483
Loss and loss adjustment expenses recoverable (net of allowance for expected credit losses)	93,971	85,790
Deferred acquisition costs	98,816	82,249
Unearned premiums ceded	36,623	29,545
Other assets	6,957	4,765
Total assets	$2,188,024	$2,016,223
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	$944,985	$860,969
Unearned premium reserves	383,424	324,551
Reinsurance balances payable	106,103	105,892
Funds withheld	22,577	21,878
Other liabilities	8,728	6,305
Debt	58,889	60,749
Total liabilities	1,524,706	1,380,344
Shareholders' equity
Ordinary share capital (par value $0.10; issued and outstanding, 34,198,153) (2024: par value $0.10; issued and outstanding, 34,831,324)	$3,420	$3,483
Additional paid-in capital	479,097	481,551
Retained earnings	180,801	150,845
Total shareholders' equity	663,318	635,879
Total liabilities and equity	$2,188,024	$2,016,223

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (Unaudited)
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended June 30		Six months ended June 30
	2025	2024	2025	2024
Underwriting results:
Gross premiums written	$179,628	$168,975	$427,573	$386,233
Gross premiums ceded	(15,101)	(14,832)	(43,649)	(38,013)
Net premiums written	164,527	154,143	383,924	348,220
Change in net unearned premium reserves	(2,886)	4,255	(53,820)	(28,286)
Net premiums earned	$161,641	$158,398	$330,104	$319,934
Net loss and LAE incurred:
Current year	$(97,032)	$(102,722)	$(215,698)	$(206,647)
Prior year	(3,047)	689	(7,265)	(4,712)
Net loss and LAE incurred	(100,079)	(102,033)	(222,963)	(211,359)
Acquisition costs	(46,848)	(50,454)	(93,714)	(92,064)
Underwriting expenses	(6,481)	(5,811)	(12,839)	(12,150)
Deposit interest income (expense), net	(124)	233	(273)	(643)
Net underwriting income	$8,109	$333	$315	$3,718

Income from investment in Solasglas	$(18,276)	$4,330	$13,921	$22,578
Net investment income	10,470	10,948	18,757	24,126
Total investment income (loss)	$(7,806)	$15,278	$32,678	$46,704

Corporate and other expenses	$(4,755)	$(4,706)	$(9,427)	$(9,081)
Foreign exchange gains (losses)	6,271	(932)	10,626	(2,581)
Interest expense	(1,144)	(1,560)	(2,608)	(2,809)
Income before income tax	675	8,413	31,584	35,951
Income tax expense	(346)	(435)	(1,628)	(954)
Net income	$329	$7,978	$29,956	$34,997

Earnings per share
Basic	$0.01	$0.23	$0.88	$1.02
Diluted	$0.01	$0.23	$0.87	$1.01

Underwriting ratios:
Current year loss ratio	60.0%	64.9%	65.3%	64.6%
Prior year reserve development ratio	1.9%	(0.4)%	2.2%	1.5%
Loss ratio	61.9%	64.5%	67.5%	66.1%
Acquisition cost ratio	29.0%	31.9%	28.4%	28.8%
Composite ratio	90.9%	96.4%	95.9%	94.9%
Underwriting expense ratio	4.1%	3.5%	4.0%	4.0%
Combined ratio	95.0%	99.9%	99.9%	98.9%

The following tables present the Company’s results by segment and on a consolidated basis:

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended June 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$152,333	$27,596	$(301)	$179,628
Net premiums written	$142,111	$22,716	$(300)	$164,527
Net premiums earned	$140,554	$21,386	$(299)	$161,641
Net loss and LAE incurred	(83,475)	(15,244)	(1,360)	(100,079)
Acquisition costs	(40,900)	(6,012)	64	(46,848)
Other underwriting expenses	(4,861)	(1,620)	—	(6,481)
Deposit interest expense, net	(124)	—	—	(124)
Underwriting income (loss)	11,194	(1,490)	(1,595)	8,109
Net investment income	5,629	431	4,410	10,470
Corporate and other expenses	—	(602)	(4,153)	(4,755)
Income (loss) from investment in Solasglas			(18,276)	(18,276)
Foreign exchange gains (losses)			6,271	6,271
Interest expense			(1,144)	(1,144)
Income (loss) before income taxes	$16,823	$(1,661)	$(14,487)	$675

Underwriting ratios:
Loss ratio	59.4%	71.3%	-454.8%	61.9%
Acquisition cost ratio	29.1%	28.1%	21.4%	29.0%
Composite ratio	88.5%	99.4%	-433.4%	90.9%
Underwriting expenses ratio	3.5%	7.6%	—%	4.1%
Combined ratio	92.0%	107.0%	-433.4%	95.0%

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended June 30, 2024

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$143,311	$25,319	$345	$168,975
Net premiums written	$131,585	$22,212	$346	$154,143
Net premiums earned	$125,865	$25,348	$7,185	$158,398
Net loss and LAE incurred	(73,403)	(13,634)	(14,996)	(102,033)
Acquisition costs	(40,511)	(8,406)	(1,537)	(50,454)
Other underwriting expenses	(4,816)	(995)	—	(5,811)
Deposit interest income, net	233	—	—	233
Underwriting income (loss)	7,368	2,313	(9,348)	333
Net investment income	9,782	366	800	10,948
Corporate and other expenses	—	(810)	(3,896)	(4,706)
Income from investment in Solasglas			4,330	4,330
Foreign exchange gains (losses)			(932)	(932)
Interest expense			(1,560)	(1,560)
Income (loss) before income taxes	$17,150	$1,869	$(10,606)	$8,413

Underwriting ratios:
Loss ratio	58.3%	53.8%	208.7%	64.5%
Acquisition cost ratio	32.2%	33.2%	21.4%	31.9%
Composite ratio	90.5%	87.0%	230.1%	96.4%
Underwriting expenses ratio	3.6%	3.9%	—%	3.5%
Combined ratio	94.1%	90.9%	230.1%	99.9%

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Six months ended June 30, 2025

Six months ended June 30, 2025:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$373,042	$55,062	$(531)	$427,573
Net premiums written	$337,720	$46,687	$(483)	$383,924
Net premiums earned	$290,195	$40,391	$(482)	$330,104
Net loss and LAE incurred	(196,238)	(25,590)	(1,135)	(222,963)
Acquisition costs	(81,781)	(12,045)	112	(93,714)
Other underwriting expenses	(9,658)	(3,181)	—	(12,839)
Deposit interest expense, net	(273)	—	—	(273)
Underwriting income (loss)	2,245	(425)	(1,505)	315
Net investment income	11,400	879	6,478	18,757
Corporate and other expenses	—	(1,174)	(8,253)	(9,427)
Income from investment in Solasglas			13,921	13,921
Foreign exchange gains (losses)			10,626	10,626
Interest expense			(2,608)	(2,608)
Income (loss) before income taxes	$13,645	$(720)	$18,659	$31,584

Underwriting ratios:
Loss ratio	67.6%	63.4%	-235.5%	67.5%
Acquisition cost ratio	28.2%	29.8%	23.2%	28.4%
Composite ratio	95.8%	93.2%	-212.3%	95.9%
Underwriting expenses ratio	3.4%	7.9%	—%	4.0%
Combined ratio	99.2%	101.1%	-212.3%	99.9%

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Six months ended June 30, 2024

Six months ended June 30, 2024:	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$330,372	$55,387	$474	$386,233
Net premiums written	$299,301	$48,456	$463	$348,220
Net premiums earned	$257,475	$45,545	$16,914	$319,934
Net loss and LAE incurred	(160,103)	(26,761)	(24,495)	(211,359)
Acquisition costs	(74,090)	(14,459)	(3,515)	(92,064)
Other underwriting expenses	(10,294)	(1,856)	—	(12,150)
Deposit interest expense, net	(643)	—	—	(643)
Underwriting income (loss)	12,345	2,469	(11,096)	3,718
Net investment income	22,398	183	1,545	24,126
Corporate and other expenses	—	(1,400)	(7,681)	(9,081)
Income from investment in Solasglas			22,578	22,578
Foreign exchange gains (losses)			(2,581)	(2,581)
Interest expense			(2,809)	(2,809)
Income (loss) before income taxes	$34,743	$1,252	$(44)	$35,951

Underwriting ratios:
Loss ratio	62.2%	58.8%	144.8%	66.1%
Acquisition cost ratio	28.8%	31.7%	20.8%	28.8%
Composite ratio	91.0%	90.5%	165.6%	94.9%
Underwriting expenses ratio	4.2%	4.1%	—%	4.0%
Combined ratio	95.2%	94.6%	165.6%	98.9%

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

The key non-GAAP financial measure used in this news release is:
•Fully diluted book value per share

This non-GAAP financial measure is described below.

Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units, “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$663,318	$666,804	$635,879	$663,418	$634,020
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	34,198,153	34,557,449	34,831,324	34,832,493	35,321,144
Add: In-the-money stock options (1) and all outstanding RSUs	775,124	773,938	590,001	602,013	594,612
Denominator for fully diluted book value per share	34,973,277	35,331,387	35,421,325	35,434,506	35,915,756

Basic book value per share	$19.40	$19.30	$18.26	$19.05	$17.95
Fully diluted book value per share	$18.97	$18.87	$17.95	$18.72	$17.65
(1) Assuming net exercise by the grantee.